Supplement to the
Fidelity Flex® Intrinsic Opportunities Fund
September 29, 2021
Prospectus

On March 9, 2022, the Board of Trustees approved a plan of liquidation for the fund. Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about June 10, 2022. Effective after the close of business on June 3, 2022, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Joel Tillinghast (co-manager) has managed the fund since March 2017.

Sam Chamovitz (co-manager) has managed the fund since November 2021.

Morgen Peck (co-manager) has managed the fund since November 2021.

It is expected that Mr. Tillinghast will transition off the fund effective on or about December 31, 2023.

The following information replaces the biographical information found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Joel Tillinghast is co-manager of the fund, which he has managed since March 2017. He also manages other funds. Since joining Fidelity Investments in 1986, Mr. Tillinghast has worked as a research analyst and portfolio manager.

Sam Chamovitz is co-manager of the fund, which he has managed since November 2021. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Chamovitz has worked as a research analyst and portfolio manager.

Morgen Peck is co-manager of the fund, which she has managed since November 2021. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Peck has worked as a research analyst and portfolio manager.

It is expected that Mr. Tillinghast will transition off the fund effective on or about December 31, 2023.

ZTO-22-01 1.9886012.103	March 21, 2022